UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2011

AMERICAN BAR ASSOCIATION MEMBERS /

NORTHERN TRUST COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Charter)

Illinois	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street Chicago, Illinois		60603
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On October 18, 2011, the ABA Retirement Funds and ING Life Insurance and Annuity Company (“ING Life”) entered into Purchase Order No. 7, effective October 19, 2011 (the “PSA Amendment”), which amends the Program Services Agreement dated May 1, 2009 between the ABA Retirement Funds and ING Life, pursuant to which ING Life, acting through its affiliates, provides recordkeeping, communication, marketing and administration services to the ABA Retirement Funds Program (the “Program”). The PSA Amendment provides for an additional payment to ING Life of up to $62,000 in connection with the addition of three new Funds to the Program that are expected to be launched on or about December 1, 2011.

On October 19, 2011, The Northern Trust Company (“Northern Trust”), Northern Trust Investments, Inc. (“Northern Trust Investments”) and the ABA Retirement Funds entered into the First Amendment, effective August 22, 2011 (the “FISA Amendment”), to the Fiduciary Investment Services Agreement dated August 15, 2008 among Northern Trust, Northern Trust Investments and the ABA Retirement Funds (the “Fiduciary Investment Services Agreement”), which provides, among other things, for Northern Trust to serve as trustee of the American Bar Association Members/Northern Trust Collective Trust (the “Collective Trust”). The FISA Amendment provides that the ABA Retirement Funds may use its discretion to engage any entity as the provider of brokerage services for the Self-Directed Brokerage Account available under the Program. Further, the FISA Amendment clarifies the authority of Northern Trust Investments, as trustee, to engage in securities lending. The FISA Amendment also modifies the Fiduciary Investment Services Agreement to allow Northern Trust Investments to exercise its discretion to invest all or a portion of the assets of any Fund in units of one or more collective investment funds managed by Northern Trust Investments to the extent such collective investment fund is intended to provide liquidity to a Fund or to provide returns based on the performance of an index of securities.

The foregoing summaries of the PSA Amendment and the FISA Amendment do not purport to be complete and are qualified in their entirety by reference to the PSA Amendment and the FISA Amendment, respectively, which are filed as exhibits hereto and are incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
10.5.2	First Amendment to the Fiduciary Investment Services Agreement dated October 19, 2011 among the ABA Retirement Funds, The Northern Trust Company and Northern Trust Investments, Inc. (f/k/a Northern Trust Investments, N.A.).

10.6.6	Purchase Order No. 7 dated October 18, 2011 to the Program Services Agreement between ING Life Insurance and Annuity Company and the ABA Retirement Funds.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / NORTHERN TRUST COLLECTIVE TRUST

	By:	/s/ Randal Rein
Date: October 24, 2011		Name: Randal Rein Title: Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.5.2	First Amendment to the Fiduciary Investment Services Agreement dated October 19, 2011 among the ABA Retirement Funds, The Northern Trust Company and Northern Trust Investments, Inc. (f/k/a Northern Trust Investments, N.A.).

10.6.6	Purchase Order No. 7 dated October 18, 2011 to the Program Services Agreement between ING Life Insurance and Annuity Company and the ABA Retirement Funds.

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